EXHIBIT 10.3

iBASIS, INC.

and

the HOLDERS

listed on Annex A hereto

REGISTRATION RIGHTS AGREEMENT

Dated as of May 29, 2003

        REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 29, 2003, between (i) iBasis, Inc., a Delaware corporation (the “Company”), (ii) the persons listed on Annex A hereto (the “Initial Holders”), and (iii) each other Person who becomes a party to this Agreement pursuant to Section 9 hereof (such other Persons together with the Initial Holders, the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in Section 2 hereof.

        WHEREAS, the Company proposes to issue to the Holders (i) the Commonwealth Warrants, which in the aggregate initially entitle the Holders to purchase, 1,116,605 shares of Common Stock of the Company on May 29, 2003, and (ii) the Commonwealth Notes, in the aggregate principal amount of $6,100,000, in each case pursuant to a Joinder Agreement (dated as of May 29, 2003, by and among the Company, iBasis Global, Inc., the Holders and U.S. Bank National Association, as Collateral Agent (the “Joinder Agreement”)) to that certain Securities Exchange Agreement, dated as of February 21, 2003, among the Company, iBasis Global, Inc., the guarantors named therein, JMG Triton Offshore Limited Fund CITCO and U.S. Bank National Association, as Collateral Agent (as amended, supplemented and otherwise modified from time to time, the “Securities Exchange Agreement”).

        WHEREAS, the Company and the Holders desire to enter into this Agreement to provide the Holders registration rights with respect to the Commonwealth Warrants and the Commonwealth Notes.

        WHEREAS, the Commonwealth Warrants and the Commonwealth Notes shall have registration rights as provided herein.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

        Section 1.  Registration Rights. The Company will perform and comply, and cause each of its Subsidiaries to perform and comply, with each of the following provisions as are applicable to it. Each Holder will perform and comply with each of the following provisions as are applicable to such holder.

                1.1   Demand Registration Rights.

                        1.1.1.       General. At any time after July 30, 2003, one or more holders of (i) the Commonwealth Warrants who at such time hold greater than 20% of the Commonwealth Warrants (determined based on an as-exercised basis), or (ii) the Commonwealth Notes who at such time hold greater than 20% of the aggregate principal amount of the Commonwealth Notes (in either case, the “Initiating Holders”), may request, by written notice to the Company, that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Holders. Such notice shall specify the intended method or methods of distribution and the type of Registrable Securities intended to be so registered. Promptly after receipt of such notice from the Initiating Holders, the Company shall give notice of such requested registration to all other holders of Registrable Securities in accordance with Section 1.2. The Company will then use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Holders, together with all other Registrable Securities which the Company has been requested to register pursuant to Section 1.2 or otherwise by notice delivered to the Company within 20 days after the Company has given the required notice of such requested registration (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 1.1.1 within 180 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans).

                        1.1.2.       Form; Limitations. Except as otherwise provided above, each registration requested pursuant to Section 1.1.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Securities to be included in the proposed registration statement in question (the “Majority Participating Holders”) or the Company is then eligible to use Form S-3 for a Public Offering by the Majority Participating Holders of their Registrable Securities; provided, however, that the Company shall not be required to effect any registration requested pursuant to Section 1.1.1 on any form other than Form S-3 (or any successor form) if the Company has previously effected three or more registrations of Registrable Securities under Section 1.1.1 on any form other than Form S-3 (or any successor form). No registration of Registrable Securities which shall not have become and remained effective in accordance with this Section 1.1 shall be included in the calculation of the number of registrations contemplated by this Section 1.1.2 (unless the Initiating Holders withdraw their request for such registration, other than (i) if such withdrawal is a result of information concerning the business or financial condition of the Company which is made known after the date on which such registration was requested or (ii) if the Initiating Holders pay all the expenses of such registration otherwise payable by the Company pursuant to Section 1.1.3). If at the time of any request to register Registrable Securities pursuant to this Section 1.1.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Board, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 30 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period. In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in a registration statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all selling stockholders to such effect, and, upon receipt of such notice, each such selling stockholder shall immediately discontinue any sales of Registrable Securities pursuant to such registration statement until such selling stockholder has received copies of a supplemented or amended prospectus or until such selling stockholder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under the foregoing sentence to suspend sales of Registrable Securities for a period in excess of 30 days consecutively or 60 days in any 365-day period.

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                        1.1.3.       Payment of Expenses. The Company shall pay all reasonable expenses of holders of Registrable Securities incurred in connection with the first three registrations of Registrable Securities requested pursuant to this Section 1.1 (including the reasonable fees and expenses of a single legal counsel representing all selling stockholders), other than underwriting discounts and commissions, if any, and applicable transfer taxes, if any.

                        1.1.4.       Additional Procedures. In the case of a registration pursuant to Section 1.1.2, whenever the Initiating Holders shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in Section 1.1.2. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to this Section 1.1.1 shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Holders and such holder). If requested by the underwriters of such registration, the Company, together with the holders of Registrable Securities proposing to distribute their securities through such underwriting, will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

                1.2   Piggyback Registration Rights.

                        1.2.1        General. Each time the Company proposes to register any of its securities under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account and/or for the account of any holders of Registrable Securities or Affiliate of a holder of Registrable Securities (pursuant to Section 1.1 or otherwise), for sale in a Public Offering, the Company will give notice to all holders of Registrable Securities of its intention to do so. Any such holder may, by written response delivered to the Company within 20 days after the effectiveness of such notice, request that all or a specified part of the Registrable Securities held by such holder of the same type of Registrable Securities to be so registered by the Company be included in such registration. The Company thereupon will use its reasonable efforts to cause to be included in such registration under the Securities Act all such Registrable Securities which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of its securities in such Public Offering) of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this Section 1.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 1.1. The Company may withdraw or suspend any registration covered by this Section 1.2 at any time (subject, in the case of any registration also covered by Section 1.1, to any limitations set forth therein).

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                        1.2.2.       Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 1.2 incidental to the registration of any of its securities in connection with:

(a) Any Public Offering relating to employee benefit plans or dividend reinvestment plans; or

(b) Any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

                        1.2.3        Payment of Expenses. The Company shall pay all reasonable fees and expenses of a single legal counsel representing any and all holders of Registrable Securities incurred in connection with the first three registrations of Registrable Securities requested pursuant to this Section 1.2.

                        1.2.4.        Additional Procedures. Holders of Registrable Securities participating in any Public Offering pursuant to this Section 1.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Registrable Securities in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other selling securityholders in connection therewith and being liable in respect of the representations and warranties by, and the other agreements (including without limitation customary selling securityholder representations, warranties, indemnifications and “lock-up” agreements) for the benefit of the underwriters; provided, however, that (a) with respect to individual representations, warranties, indemnities and agreements of selling holders of Registrable Securities in such Public Offering, the aggregate amount of such liability shall not exceed such holder’s net proceeds from such offering and (b) to the extent selling holders of Registrable Securities give further representations, warranties and indemnities, then with respect to all other representations, warranties and indemnities of sellers of securities in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such holder’s pro rata portion of any such liability, in accordance with such holder’s portion of the total number of Registrable Securities included in the offering or (ii) such holder’s net proceeds from such offering.

                1.3.       Certain Other Provisions.

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                        1.3.1.        Underwriter’s Cutback. In connection with any registration of Registrable Securities, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of Registrable Securities to be underwritten. Notwithstanding any contrary provision of Section 1.1 or Section 1.2, and subject to the terms of this Section 1.3.1, the underwriter may limit the number of securities which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration (it being understood that the number of securities which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 1.3.1). Upon receipt of notice from the underwriter of the need to reduce the number of securities to be included in the registration, the Company shall advise all holders of the Company’s securities that would otherwise be registered and underwritten pursuant hereto, and the number of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require a different allocation: (i) securities, other than Registrable Securities, requested to be included in such registration by securityholders shall be excluded unless (x) the Company has, prior to the date hereof, or after the date hereof with the consent of the Majority Holders, granted registration rights which are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of the underwriter cutback (with it being specifically agreed and acknowledged that the registration rights granted to Silicon Valley Bank pursuant to the Registration Rights Agreement, dated on or around December 30, 2002, between the Company and Silicon Valley Bank are to be treated on an equal basis with Registrable Securities for the purposes of this underwriting cutback), or (y) such securities are issued in connection with a Permitted Exchange (as defined in the Securities Exchange Agreement), with it being specifically acknowledged that the registration rights granted to the holders of any such securities are to be treated on an equal basis with Registrable Securities for purposes of this underwriting cutback; and (ii) if further limitation on the number of securities to be included in the offering is required, the number of Registrable Securities and other securities that may be included in such registration shall be allocated among holders thereof in proportion, as nearly as practicable, to the respective amounts of securities which each securityholder requested be registered in such registration. No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. Upon delivery of a written request that Registrable Securities be included in an underwritten offering pursuant to Section 1.1.1 or Section 1.2.1, the holder thereof may not thereafter (i) elect to withdraw therefrom without the written consent the Company and the Majority Participating Holders, or (ii) exchange, convert or exercise, as the case may be, such Registrable Securities.

                        1.3.2.        Registration Procedures. If and in each case when the Company is required to use its reasonable best efforts to effect a registration of any Registrable Securities as provided in Section 1.1 or Section 1.2, the Company shall take appropriate and customary actions in furtherance thereof, including, without limitation:

(a) promptly filing with the Commission a registration statement and using best efforts to cause such registration statement to become effective;

    (b)        preparing and filing with the Commission such amendments and supplements to such registration statements as may be required to comply with the Securities Act and to keep such registration statement effective for a period not to exceed 270 days from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement shall have been disposed of in accordance with the intended method of distribution therefor or the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act; provided, however, that if the registration is effected by the filing of a registration statement on Form S-3, then the Company shall keep such registration statement effective for a period not to exceed 3 years from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement have been disposed of in accordance with the intended method of distribution therefore, the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act, or such registration statement no longer covers Registrable Securities;

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    (c)        using its best efforts to register or qualify such Registrable Securities under the state securities or “blue sky” laws of such jurisdictions as the sellers shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject; and

(d) otherwise cooperating reasonably with, and taking such customary actions as may reasonably be requested by the holders of Registrable Securities in connection with, such registration.

                        1.3.3.              Selection of Underwriters and Counsel. The underwriters and legal counsel to be retained in connection with any Public Offering shall be selected by the Board or, in the case of an offering following a request therefor under Section 1.1.1, the Initiating Holders with the consent of the Company (which consent shall not be unreasonably withheld).

                        1.3.4.              Lock-Up. Without the prior written consent of the underwriters managing any Public Offering, for a period beginning seven days immediately preceding and ending on the 90th day following the effective date of the registration statement used in connection with such offering, no holder of Commonwealth Warrants (whether or not a selling securityholder pursuant to such registration statement) representing (on an as-exercised basis) at least 1% of the outstanding Common Stock shall (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of such Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing restrictions shall not apply to (i) the sale of Commonwealth Warrants pursuant to any such registration statement filed in accordance with Section 1.1 or Section 1.2; (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions; or (iii) the exercise, conversion or exchange of Commonwealth Warrants or conversions of shares of Common Stock into other classes of Common Stock without change of holder.

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                        1.3.5.              Future Registration Rights. If, after the date hereof, the Company enters into an agreement or other commitment with any other Person that has the effect of establishing registration rights with respect to the Company’s securities the terms of which are more favorable, taken as a whole, to such Person than the registration rights established in favor of the holders of Registrable Securities pursuant to Section 1.1 or Section 1.2, then the Company will promptly so notify such holders in writing, and the Company shall, without the necessity of any action on the part of such holders, extend the benefits of such more favorable terms to such holders as if such terms were contained in this Agreement, or permit such holders to enter into such other agreement establishing such rights in lieu of this agreement.

                1.4.       Indemnification and Contribution.

                        1.4.1.              Indemnities of the Company. In the event of any registration of any Registrable Securities or other debt or equity securities of the Company or any of its Subsidiaries under the Securities Act pursuant to Section 1.1, Section 1.2 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including, without limitation, reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its Subsidiaries are sold (whether or not for the account of the Company or its Subsidiaries), the Company will, and hereby does, and will cause each of its Subsidiaries, jointly and severally, to indemnify and hold harmless each seller of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its Subsidiaries within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers, trustees, members and stockholders, and each other Person, if any, who controls any such seller or any such controlling Person within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act (each such person being referred to herein as a “Covered Person”), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other reasonable expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its Subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its Subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this Section 1.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

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                        1.4.2.              Indemnities to the Company. The Company and any of its Subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Agreement, that the Company and any of its Subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its Subsidiaries, each director of the Company or any of its Subsidiaries, each officer of the Company or any of its Subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its Subsidiaries within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act and each other prospective seller of such securities with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including, without limitation, reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its Subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its Subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

                        1.4.3.              Contribution. If the indemnification provided for in Section 1.4.1 or Section 1.4.2 hereof is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this Section 1.4 (an “Indemnitee”) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 1.4.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 1.4.3 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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                        1.4.4.              Limitation on Liability of Holders of Registrable Securities. The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 1.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

                1.5        Reports Under Exchange Act. In order to provide to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit any such holder to sell securities of the Company to the public without registration, and in order to make it possible for the holders of Registrable Securities to register the sale of the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

    (b)        take such action, including the registration of its Common Stock under section 12 of the Exchange Act, as is necessary to enable the holders of Registrable Securities to utilize Form S-3 for the sale of their Registrable Securities (ignoring, for this purpose, the provisions of Items I.A.5 and I.B.3 of the General Instructions thereto);

(c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

    (d)        furnish to any holder of Registrable Securities, so long as the holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold in a secondary offering pursuant to Form S-3; (ii) a copy of the most recent annual or quarterly report of the Company filed with the Commission and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any holder of Shares any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

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Section 2. Definitions. For the purposes of this Agreement, the following terms have the meanings below:

“Affiliate” shall mean, with respect to the Company or any of its Subsidiaries (or any other specified Person), any other Person which, directly or indirectly controls or is controlled by or is under direct or indirect common control with the Company or such Subsidiary (or such specified Person), and, without limiting the generality of the foregoing, shall include (a) any other Person which beneficially owns or holds 10% of more of any class of voting securities of such Person or 10% or more of the equity interest in such Person, (b) any other Person of which such Person beneficially owns or holds 10% or more of any class of voting securities or in which such Person beneficially owns or holds 10% or more of the equity interest in such Person and (c) any director or executive officer of such Person. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement”shall have the meaning set forth in the first paragraph of this Agreement.

“Board”shall mean the Board of Directors of the Company.

“Commission”shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the Company’s common stock, par value $0.001 per share.

“Commonwealth Notes” shall mean an aggregate principal amount of [$6,100,000] of the Company’s 11.5% Senior Secured Notes due 2005 issued by the Company to the Holders pursuant to the Securities Exchange Agreement (in connection with the execution of the Joinder Agreement).

“Commonwealth Warrants” shall mean the warrants to purchase an aggregate of [1,116,605] shares of Common Stock of the Company issued by the Company to the Holders pursuant to the Securities Exchange Agreement (in connection with the execution of the Joinder Agreement) (including any Warrant Certificates subsequently issued upon transfer thereof or an exchange therefor from time to time).

“Company”has the meaning set forth in the first paragraph of this Agreement.

“Covered Person” shall have the meaning set forth in Section 1.4.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as in effect from time to time.

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“Holders” has the meaning set forth in the first paragraph of this Agreement and, for purposes of this Agreement, shall include any permitted transferees of such Holders which subsequently acquire Commonwealth Notes or Commonwealth Warrants.

“Indemnitee”shall have the meaning set forth in Section 1.4.3.

“Initiating Holder” shall have the meaning set forth in Section 1.1.1.

“Joinder Agreement” has the meaning set forth in the second paragraph of this Agreement.

“Majority Holders” shall mean, as of any date, collectively, the holders of a majority of (i) the Commonwealth Warrants (determined on an as-exercised for cash basis), and (ii) the Commonwealth Notes (determined based on the aggregate principal amount), in each case outstanding on such date.

“Majority Participating Holders” shall have the same meaning set forth in Section 1.1.2.

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

“Public Offering” shall mean a public offering and sale of securities of the Company for cash pursuant to an effective registration statement under the Securities Act.

“Registrable Securities” shall mean the Commonwealth Warrants and the Commonwealth Notes and all securities directly or indirectly issued or issuable with respect to the Commonwealth Warrants or the Commonwealth Notes, as the case may be, by way of a recapitalization, merger, consolidation or other reorganization; provided, however, that securities which are Registrable Securities shall cease to be Registrable Securities (i) upon any sale pursuant to a registration statement or Rule 144 under the Securities Act or (ii) at such time as they become eligible for sale pursuant to Rule 144(k) under the Securities Act. Registrable Securities shall also include the Company’s securities of any other Person that joins this Agreement pursuant to Section 9 below.

“Rule 144” shall mean Rule 144 under the Securities Act (or any successor Rule).

“Rule 145 Transaction” shall mean a registration on Form S-4 pursuant to Rule 145 of the Securities Act (or any successor Form or provision, as applicable).

“Securities Act” shall mean the Securities Act of 1933, as in effect from time to time.

“Securities Exchange Agreement” shall have the meaning set forth in the second paragraph of this Agreement.

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“Subsidiary” shall mean, for any Person, (i) a corporation a majority of whose voting stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, (ii) a partnership in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person or its Subsidiary is entitled to receive more than 50% of the assets of such partnership upon its dissolution, (iii) a limited liability company, a majority of whose membership interests is, at the time, directly or indirectly owned by such Person or with respect to which such Person has a right, under any scenario, to receive 50% or more of the distributions of the assets of such limited liability company upon its dissolution, or (iv) any other Person (other than a corporation or partnership) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (a) at least a majority ownership interest or (b) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Warrant Certificates” shall mean certificates evidencing the Commonwealth Warrants (or evidencing such new warrants issued upon the exchange or transfer thereof).

        Section 3.  Notices. Any notice or demand authorized by this Agreement to be given or made by any Holder to or on the Company shall be sufficiently given or made when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or when received, if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Holders), as follows:

iBasis, Inc.
20 Second Avenue
Burlington, MA 01803
Attention: Chief Financial Officer
Facsimile No.: 781-505-7304

with a copy to:

Bingham McCutchen LLP
1900 University Avenue
East Palo Alto, CA 94303-2223
Attn: Johan V. Brigham
Facsimile No.: 650-849-4800

        Any notice pursuant to this Agreement to be given by the Company to any Holder shall be sufficiently given when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by such Holder with the Company), as follows:

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Commonwealth Advisors, Inc. P.O. Box 3395 Baton Rouge, LA 70821 Facsimile No.: 225-343-1645

        Section 4.  Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

        Section 5.  Governing Law; Submission to Jurisdiction: Waiver of Jury Trial. This Agreement shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts and for all purposes shall be governed by and construed in accordance with the internal laws of said Commonwealth, without regard to principles of conflicts of laws. Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts and of any Massachusetts state court sitting in Boston for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 5 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. Any party hereto may file an original counterpart or a copy of this Section 5 with any court as written evidence of the consent of each party hereto to the waiver of its right to trial by jury.

        Section 6.  Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission or waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

        Section 7.  Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company and the Holders (including any holder of a beneficial interest in any Commonwealth Warrant or Commonwealth Note) any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and the Holders (including any holder of a beneficial interest in any Commonwealth Warrant or Commonwealth Note).

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        Section 8.  Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        Section 9.  Additional Parties. Any Person that is a holder of the Company’s 11.5% Senior Secured Notes due 2005 and/or warrants issued in connection with an exchange of such notes may become a party to this Agreement by executing and delivering to the Company an Instrument of Accession, substantially in the form of Annex B attached hereto, provided that the Company consents to such Person becoming a party to this Agreement (which consent shall be conclusively deemed to have been given by the Company if and when the Company countersigns the Instrument of Accession executed by such Person). Any such Instrument of Accession executed by any such Person and countersigned by the Company shall become a part of this Agreement. It is hereby understood and agreed that such Person may become a party to this Agreement without having to obtain the signature, consent, approval or permission of any of the parties hereto other than the Company and that, immediately upon such Person becoming a party to this Agreement, such Person shall be deemed to be a Holder, and Annex A shall be updated automatically without any action required by the parties hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

iBASIS, INC.

By: /s/ Ofer Gneezy
      ——————————————
Name: Ofer Gneezy
Title: President & CEO

HOLDERS listed on Annex A hereto

By: COMMONWEALTH ADVISORS, INC.       their attorney in fact

By: /s/ Walter Morales
      ——————————————
Name: Walter Morales
Title: President